                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 18, 2002

                 DUCT UTILITY CONSTRUCTION & TECHNOLOGIES, INC.


                (Name of Registrant as specified in its charter)


     COLORADO                           000-13066              84-0932231
     ---------                          ----------            ------------
(State or other jurisdiction of      (Commission File         (IRS Employer
incorporation or organization)            No.)               Identification No.)


            10370 Old Placerville Road, Sacramento, California 95827
                                 (916) 838-8833

ITEM 5.  OTHER EVENTS.

The Company terminated its relationship with Hotovec, Pomeranz & Co., including all advisory agreements and its Broker-Dealer Selling Agreement on June 13, 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DUCT UTILITY CONSTRUCTION & TECHNOLOGIES, INC..





     /S/ WILLIAM J. DELGADO
-----------------------------------------------
BY: WILLIAM J. DELGADO, CHIEF EXECUTIVE OFFICER



Dated:  June 18, 2002